UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

AVAX ONE TECHNOLOGY, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800-525 West 8th Avenue
Vancouver, BC, Canada	V5Z 1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AVX	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.07 Submission of Matters to a Vote of Securityholders

AVAX One Technology, Ltd. (the “Company”) held its Annual Meeting of Shareholders on Friday, May 29, 2026; wherein holders of the common stock, as of the record date of April 17, 2026, were entitled to receive notice and vote at the meeting, held at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6 at 9:00 a.m. Pacific Time (PDT). The Inspector of Elections certified that as of the record date, there were 92,335,380 common shares entitled to vote; and that the total number of shares voted in person or by proxy were 48,737,869- 52.784%, which were cast as follows:

1.	Election of the Company’s directors and to set the number of directors for the ensuing year at 5.

	For	Withhold	Broker Non-Vote
Matt Zhang	31,285,151	540,974	16,911,744
Young Chi Cho	31,735,727	90,398	16,911,744
Amy Griffith	31,299,893	526,232	16,911,744
Daniel Mendes	31,749,745	76,380	16,911,744
Xiao-Xiao Jichua Zhu	31,735,514	90,611	16,911,744

2.	The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2026.

For	Against	Abstain
47,725,597	927,158	85,114

3.	Approval of a reverse split of the Company’s common shares in a ratio of 1:2 to 1:12.

For	Against	Abstain
46,903,966	1,786,289	47,614

4.	The approval, on an advisory basis, of the 2025 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
31,341,982	435,293	48,850	16,911,744

Item 9.01 Exhibit

Item 104	Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2026

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn, CEO